ANNUAL REPORT

================================================================================

                                      1997
                                      1997
                                      1997
                                      1997
                                      1997   [Photograph]

                                             Smith Barney
                                             Growth and Income Fund
                                             ----------------------------------
                                             January 31, 1997



                                   [Logo]    Smith Barney Mutual Funds
                                             Investing for your future.
                                             Every day.

-----------------------------------
Smith Barney Growth and Income Fund
-----------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Growth and Income Fund for the fiscal year ended January 31, 1997. In this letter we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow in the annual report.

Fund Performance

Over the last year the Growth and Income Fund's Class A shares returned 20.97%. This is a very satisfying return. However, it trailed the S&P 500's return of 26.34%, a broad measure of the stock market. There are several reasons for this differential. As we will discuss in the pages to follow, technology stocks were among the stock market leaders last year. Our participation in that market sector was in the more mature dividend-paying stocks -- a strategy which penalized relative performance. Another factor is that your Fund had about 10% of the assets invested in bonds and cash-equivalents during the year. This fixed income position, although fairly small, reflected our desire to increase income and reduce volatility in the portfolio. Such conservatism is penalized in a fast rising stock market, but should prove beneficial in any period of market weakness.

Definitely Not Your Average Year . . .

Last year was not your typical year in the financial markets. Stock investors achieved much better than average returns as the broad markets surged 20% plus from January 1996 through January 1997. Bond investors, on the other hand, realized low single-digit returns. Now that's not how it's supposed to work, at least not in the markets of the last decade or so. Stocks don't go up while bonds go sideways. Stock and bond markets are "supposed" to move in tandem. So what's happening?

Well, for one thing, the economy really, truly may be different this time. A sage once said that those four words, "it's different this time" have cost more people more money than any other four words in the English language. But at the risk of proving the wise man right, let's look at how it really is different.

We are now in the sixth year of an economic recovery. Now this time span alone is somewhat different, as the typical post-war recovery is only four years or so. Even more unusual, however, has been the behavior of inflation.

Generally inflation heads lower for the first year or two of economic recovery and then starts rising. That hasn't happened this time. In fact, inflation today shows no sign of resurgence. The latest Consumer Price Index (CPI) shows a 3% increase over the past year. And those of you who both received and read our last annual report know of our concerns that the CPI seriously overstates actual inflation.

One other thing that's supposed to happen as economic recoveries advance is that productivity turns negative as a result of slowing growth and rising wages. But this also hasn't happened this time, as productivity has been on the upswing. Why? Well, economic growth has been slower and steadier than usual. (Another instance where things are different?) So there hasn't been a "slowing" of growth because there wasn't any acceleration or "peaking" of growth.

This combination of slower-than-average growth, lower-than-average inflation and higher-than-average productivity was a winner in the stock market. The stock market decided that these factors would lead to better-than-average earnings growth -- a judgment reflected in the continuing strong earnings reports. In fact, at this writing in mid-February, more than 55% of companies have reported year-end earnings ahead of analysts' expectations; less than 30% have disappointed.

The bond market has taken these same fundamentals to a quite different conclusion. Low inflation is fabulous for bonds, but not if it is about to end. So the bond market has been an agnostic on the view that "it's different this time." As a non-believer, the fixed income markets have focused on the eventual rise in inflation as the business cycle matures.

Where do we stand? Do we agree with the stock market or bond market? We're going to get to that topic, but first let's take a look at the stock market and how it has impacted the Smith Barney Growth and Income Fund.

The Stock Market Soared . . .

At the outset, we should probably point out that one portion of last year's stock market rise was absolutely typical. Stocks had to overcome a lot of skepticism at the beginning of 1996. Investors fretted over earnings, inflation, valuation levels and just about everything else. These concerns were the building blocks of the "wall of worry" -- a wall that according to market lore must be climbed. And as it turned out, the stock market easily climbed any and all obstacles erected by the pessimists.

We have been referring to the market as if it is a monolith -- clearly an exaggeration. For "the market" ultimately consists of individual stocks.

Analytically, however, it is useful to consolidate individual companies into sectors of related industries. One can then get a clearer perspective on broad trends. Last year, for example, the technology and finance sectors were market leaders, while utilities and basic materials lagged.

Technology stocks surged due to the incredible underlying demand for advanced products such as computers, microprocessors and communications equipment. Corporations large and small have come to realize the need to upgrade their technology to continue to compete. And consumers have snapped up faster personal computers and smaller, more capable cellular telephones. This strong fundamental demand led to outstanding stock performance.

The Growth and Income Fund has a weighting in technology roughly equal to that of the S&P 500 Index. The technology stocks in our Fund, however, tend to be more mature, established companies given our strategy of only buying dividend-paying stocks. Unfortunately many of the "hottest" technology stocks do not pay dividends. Although somewhat of a disadvantage last year, we believe that our focus on dividends makes sense for conservative, long-term investors.

Finance stocks were also strong performers, as earnings continued to positively surprise analysts and consolidation continued among banks and insurance companies. In the slow-growth environment of the last several years, the modest earnings growth of finance companies has proven to be relatively attractive to investors. Again, the Growth and Income Fund has roughly a market weighting in finance stocks, which boosted performance over the past year.

As noted above, two of the lagging market sectors were basic materials and utilities. The basic material sector lagged, perhaps as a response to low inflation both in the U.S. and worldwide. The Fund was overweighted in this sector -- a negative for performance. Utilities often trail a strongly up-trending market. But last year they also suffered as investors sorted out the impact of deregulation on both electric and telephone companies. Your Fund was underweighted in this sector, which aided relative performance.

 . . . While Bonds Snoozed

As discussed, the bond market significantly trailed the stock market over the last year. Bond returns were only modestly positive, with interest income compensating for an erosion in bond principal. Even without signs of inflation last year, bond investors were and are skeptics. After six years of economic recovery, they grew increasingly nervous that inflation would reappear. The result was a rise in interest rates. There were no bond trades in your Fund during the last six months.

Fund Activity

We would like to reiterate the Growth and Income Fund's investment strategy. We buy quality or "blue chip" companies with a history of rising dividends. We believe that our emphasis on increasing dividends is a short-cut to identifying successful companies that are focused on shareholders. We also look for companies with strong balance sheets, excellent management teams and promising product lines.

We tend to be relatively patient investors. We do, however, actively manage the portfolio and over the last six months we bought and sold a number of securities. Stocks sold included International Flavors and Fragrances, Raytheon and CSX Corporation. We sold International Flavors following a series of earnings disappointments that made it clear that growth in the company's core markets was slowing. Raytheon's consumer businesses sputtered, prompting us to sell the stock. CSX made a (so far) unsuccessful takeover attempt of another portfolio holding, Conrail. We sold CSX as we believed the cost of such a takeover would be prohibitive.

New purchases included Disney, Ericsson Telephone and Pall Corp. Investor concerns over Disney's ABC network provided an opportunity to purchase a great company at a very reasonable valuation. Ericsson is a key player in the worldwide move to wireless communications. And Pall is a world leader in filters and fluid control, one that was selling at attractive prices relative to its great long-term growth record.

Looking Ahead . . .

Earlier in this letter, we posited that stock investors believed "it's different this time", while bond investors were skeptical. We come down on the side of those who think it is different this time. We believe that the economic cycle will continue to be quite positive for investors: moderate growth, strong productivity, low inflation and decent corporate profits.

But that doesn't mean that we should see repeats of the extraordinary stock performance of the last few years. Instead we expect more normal returns in line with corporate earnings, which have been growing at a 10% clip. Why do these more moderate returns make sense? Given earning expectations, and current levels of inflation and interest rates, we believe that the stock market is roughly at fair value. Fair value implies that there will be no major upward revision in market valuation -- unlike the last two years. Without such a valuation boost, stock returns should approximate earnings growth. Although such returns are less than what we have seen most recently in the market, they are in line with long-term stock market history.

In closing, thank you for investing in the Smith Barney Growth and Income Fund. We look forward to continuing to help you achieve your investment goals.

Sincerely,


/s/ Heath B. McLendon                  /s/ R. Jay Gerken

Heath B. McLendon                      R. Jay Gerken, CFA
Chairman and                           Vice President and
Chief Executive Officer                Investment Officer

February 21, 1997

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                     -------------------
                     Beginning      End      Income    Capital Gain    Total(1)
Year Ended            of Year     of Year   Dividends  Distributions  Returns(1)
================================================================================
1/31/97               $12.16      $14.30      $0.20       $0.18         20.97%
--------------------------------------------------------------------------------
1/31/96                 9.62       12.16       0.20        0.20         30.97
--------------------------------------------------------------------------------
1/31/95                10.36        9.62       0.19        0.14         (3.93)
--------------------------------------------------------------------------------
1/31/94                 9.58       10.36       0.23        0.00         10.70
--------------------------------------------------------------------------------
Inception* - 1/31/93    9.50        9.58       0.00        0.00          0.84+
================================================================================
Total                                         $0.82       $0.52
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                     -------------------
                     Beginning      End      Income    Capital Gain    Total(1)
Year Ended            of Year     of Year   Dividends  Distributions  Returns(1)
================================================================================
1/31/97               $12.19      $14.33      $0.15       $0.18         20.43%
--------------------------------------------------------------------------------
1/31/96                 9.65       12.19       0.15        0.20         30.23
--------------------------------------------------------------------------------
1/31/95                10.38        9.65       0.14        0.14         (4.33)
--------------------------------------------------------------------------------
1/31/94                 9.58       10.38       0.15        0.00         10.01
--------------------------------------------------------------------------------
Inception* - 1/31/93    9.50        9.58       0.00        0.00          0.84+
================================================================================
Total                                         $0.59       $0.52
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                     -------------------
                     Beginning      End      Income    Capital Gain    Total(1)
Year Ended            of Year     of Year   Dividends  Distributions  Returns(1)
================================================================================
1/31/97               $12.19      $14.33     $0.15         $0.18        20.43%
--------------------------------------------------------------------------------
1/31/96                 9.65       12.19      0.15          0.20        30.23
--------------------------------------------------------------------------------
Inception* - 1/31/95    9.91        9.65      0.06          0.14        (0.58)+
================================================================================
Total                                        $0.36         $0.52
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                     -------------------
                     Beginning      End      Income    Capital Gain    Total(1)
Year Ended            of Year     of Year   Dividends  Distributions  Returns(1)
================================================================================
1/31/97               $12.16      $14.34      $0.22        $0.18        21.48%
--------------------------------------------------------------------------------
Inception* - 1/31/96   12.08       12.16       0.00         0.00         N/A**
================================================================================
Total                                         $0.22        $0.18
================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                            Without Sales Charge(1)
                                  ------------------------------------------
                                  Class A     Class B    Class C     Class Y
================================================================================
Year Ended 1/31/97                 20.97%      20.43%      20.43%     21.48%
--------------------------------------------------------------------------------
Inception* - 1/31/97               13.32       12.78       19.73      21.48
================================================================================

                                              With Sales Charge(2)
                                  ------------------------------------------
                                  Class A     Class B    Class C     Class Y
================================================================================
Year Ended 1/31/97                 14.92%      15.43%      19.43%     21.48%
--------------------------------------------------------------------------------
Inception* - 1/31/97               11.96       12.62       19.73      21.48
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                  Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/97)                      69.91%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/97)                      66.46
--------------------------------------------------------------------------------
Class C (Inception* through 1/31/97)                      55.91
--------------------------------------------------------------------------------
Class Y (Inception* through 1/31/97)                      21.48
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, C and Y shares are November 6, 1992, November 6, 1992, August 15, 1994 and January 31, 1996, respectively.
**  Information is not meaningful since the class was only open for 1 day.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class A Shares of
                   the Smith Barney Growth and Income Fund vs.
                          Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                          November 1992 -- January 1997

 [The following table was represented as a line graph in the printed material.]

             Smith Barney Growth       Standard & Poor's
               and Income Fund             500 Index
               ---------------             ---------
11/6/92             9500                     10000
1/93                9580                     10554
7/93                9817                     10932
1/94                10605                    11910
7/94                10161                    11495
1/95                10188                    11973
7/95                11996                    14491
1/96                13344                    16596
7/96                13671                    16890
1/31/97             16142                    20965

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on November 6, 1992, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1997. The Standard & Poor's 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Schedule of Investments                                         January 31, 1997
--------------------------------------------------------------------------------

    SHARES                           SECURITY                            VALUE
================================================================================
COMMON STOCKS -- 88.9%
================================================================================
Banks -- 1.0%
      50,000   State Street Boston Corp.                             $ 3,656,250
--------------------------------------------------------------------------------
Commercial Services -- 2.8%
      65,000   Reuters Holdings PLC ADR                                4,151,875
      75,000   W.W. Grainger, Inc.                                     5,793,750
--------------------------------------------------------------------------------
                                                                       9,945,625
--------------------------------------------------------------------------------
Consumer Durables -- 3.9%
     175,000   Chrysler Corp.                                          6,103,125
      95,000   Genuine Parts Co.                                       4,191,875
     110,000   Leggett & Platt, Inc.                                   3,533,750
--------------------------------------------------------------------------------
                                                                      13,828,750
--------------------------------------------------------------------------------
Consumer Non-Durables -- 5.9%
     160,000   Coca-Cola Co.                                           9,260,000
      60,000   Kimberly Clark Corp.                                    5,850,000
      50,000   Procter & Gamble Co.                                    5,775,000
--------------------------------------------------------------------------------
                                                                      20,885,000
--------------------------------------------------------------------------------
Consumer Services -- 2.3%
     100,000   McDonald's Corp.                                        4,550,000
     120,000   TCA Cable Television, Inc.                              3,615,000
--------------------------------------------------------------------------------
                                                                       8,165,000
--------------------------------------------------------------------------------
Electronic Technology -- 10.3%
     140,000   AMP, Inc.                                               5,705,000
     130,000   Electronic Data Systems Corp.                           5,980,000
      60,000   Harris Corp.                                            4,567,500
     240,000   Hewlett-Packard Co.                                    12,630,000
     110,000   Motorola, Inc.                                          7,507,500
--------------------------------------------------------------------------------
                                                                      36,390,000
--------------------------------------------------------------------------------
Energy -- 6.5%
     125,000   Duke Power Co.                                          5,859,375
      65,000   Exxon Corp.                                             6,735,625
      45,000   Mobil Corp.                                             5,906,250
     100,000   Phillips Petroleum Co.                                  4,412,500
--------------------------------------------------------------------------------
                                                                      22,913,750
--------------------------------------------------------------------------------
Entertainment -- 1.8%
      85,000   Walt Disney Co.                                         6,226,250
--------------------------------------------------------------------------------
Finance -- 10.8%
      90,000   Beneficial Corp.                                        6,052,500
      85,000   Greenpoint Financial Corp.                              4,632,500
      60,000   J.P. Morgan & Co., Inc.                                 6,180,000
     130,000   KeyCorp                                                 6,808,750
     105,000   Mercury General Corp.                                   5,735,625
      80,000   NationsBank Corp.                                       8,640,000
--------------------------------------------------------------------------------
                                                                      38,049,375
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             January 31, 1997
--------------------------------------------------------------------------------

    SHARES                           SECURITY                            VALUE
================================================================================
Health Technology -- 6.6%
      90,000   Eli Lilly & Co.                                       $ 7,841,250
     140,000   Johnson & Johnson                                       8,067,500
      80,000   Merck & Co.                                             7,260,000
--------------------------------------------------------------------------------
                                                                      23,168,750
--------------------------------------------------------------------------------
Industrial Services -- 2.0%
     100,000   Fluor Corp.                                             7,112,500
--------------------------------------------------------------------------------
Machinery -- 1.7%
     275,000   Pall Corp.                                              6,153,125
--------------------------------------------------------------------------------
Manufacturing -- 0.5%
      60,000   John H. Harland & Co.                                   1,747,500
--------------------------------------------------------------------------------
Minerals -- 1.2%
     225,000   Worthington Industries, Inc.                            4,359,375
--------------------------------------------------------------------------------
Process Industries -- 6.0%
     100,000   Bemis, Inc.                                             4,087,500
     140,000   M.A. Hanna Co.                                          3,010,000
     225,000   Monsanto Co.                                            8,521,875
     100,000   Temple-Inland Inc.                                      5,525,000
--------------------------------------------------------------------------------
                                                                      21,144,375
--------------------------------------------------------------------------------
Producer Manufacturer -- 6.9%
     100,000   Belden, Inc.                                            3,812,500
     100,000   General Electric Co.                                   10,300,000
      80,000   Hubbell, Inc. Class B Shares                            3,540,000
      80,000   Minnesota Mining & Manufacturing Co.                    6,820,000
--------------------------------------------------------------------------------
                                                                      24,472,500
--------------------------------------------------------------------------------
Real Estate -- 1.3%
     130,000   Arden Realty, Inc.                                      3,477,500
      45,500   Kilroy Realty Corp.+                                    1,165,938
--------------------------------------------------------------------------------
                                                                       4,643,438
--------------------------------------------------------------------------------
Retail -- 4.1%
     165,000   Circuit City Stores, Inc.                               5,795,625
      75,000   May Department Stores Co.                               3,337,500
     140,000   Nordstrom, Inc.                                         5,197,500
--------------------------------------------------------------------------------
                                                                      14,330,625
--------------------------------------------------------------------------------
Technology Services -- 1.8%
     150,000   Automatic Data Processing Inc.                          6,206,250
--------------------------------------------------------------------------------
Telecommunications -- 1.9%
     200,000   Ericsson LM Telephone ADR                               6,734,375
--------------------------------------------------------------------------------
Textiles-Apparel Manufacturing -- 1.8%
     150,000   Liz Claiborne, Inc.                                     6,318,750
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             January 31, 1997
--------------------------------------------------------------------------------

    SHARES                           SECURITY                            VALUE
================================================================================
Transportation -- 3.5%
      53,584   Conrail Inc.                                          $ 5,746,884
      90,000   Union Pacific Corp.                                     5,400,000
      46,579   Union Pacific Resources, Corp.                          1,321,693
--------------------------------------------------------------------------------
                                                                      12,468,577
--------------------------------------------------------------------------------
Utilities -- 4.3%
      90,000   Ameritech Corp.                                         5,377,500
     100,000   Bellsouth Corp.                                         4,437,500
     110,000   GTE Corp.                                               5,170,000
--------------------------------------------------------------------------------
                                                                      14,985,000
--------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost -- $215,088,369)                                313,905,140
================================================================================
FOREIGN STOCK -- 1.5%
================================================================================
Australia -- 1.5%
     378,869   Broken Hill Proprietary Co.
               (Cost-- $4,550,186)                                     5,192,835
================================================================================
PREFERRED CONVERTIBLE STOCK -- 1.2%
================================================================================
Energy -- 1.2%
      72,540   Unocal Corp.
               (Cost-- $3,504,500)                                     4,225,455
================================================================================

     FACE
    AMOUNT                           SECURITY                            VALUE
================================================================================
CORPORATE DEBENTURES -- 3.5%
================================================================================
Financial Services -- 2.3%
 $ 4,000,000   Dean Witter Discover & Co., 6.875% due 3/1/03           4,015,000
   4,000,000   General Motors Acceptance Corp., 7.000% due 9/15/02     4,055,000
--------------------------------------------------------------------------------
                                                                       8,070,000
--------------------------------------------------------------------------------
Retail Trade -- 1.2%
   4,000,000   Limited Inc., 7.800% due 5/15/02                        4,120,000
--------------------------------------------------------------------------------
               TOTAL CORPORATE DEBENTURES
               (Cost-- $11,858,940)                                   12,190,000
================================================================================
REPURCHASE AGREEMENT -- 4.9%
  17,288,000   Chase Manhattan Bank, 5.500% due 2/3/97; Proceeds
               at maturity -- $17,295,924; (Fully collateralized by
               U.S. Treasury Notes, 6.375% due 3/31/01;
               Market value-- $17,633,860) (Cost-- $17,288,000)       17,288,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost-- $252,289,995*)                               $352,801,430
================================================================================

+  Non-income producing security.
*  Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             January 31, 1997
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (Cost-- $252,289,995)                   $ 352,801,430
    Cash                                                                    592
    Receivable for securities sold                                    1,847,098
    Receivable for Fund shares sold                                   1,623,757
    Dividends and interest receivable                                   517,246
    Deferred organization cost                                           28,849
--------------------------------------------------------------------------------
    Total Assets                                                    356,818,972
--------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities purchased                                  4,730,872
    Payable for Fund shares purchased                                   188,526
    Investment advisory fees payable                                    129,734
    Administration fees payable                                          57,659
    Distribution fees payable                                            28,983
    Accrued expenses                                                     73,665
--------------------------------------------------------------------------------
    Total Liabilities                                                 5,209,439
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 351,609,533
================================================================================
NET ASSETS:
    Par value of shares of beneficial interest                    $      24,551
    Capital paid in excess of par value                             249,172,449
    Overdistributed net investment income                              (219,075)
    Accumulated net realized gain from security transactions          2,120,173
    Net unrealized appreciation of investments                      100,511,435
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 351,609,533
================================================================================
Shares Outstanding:
    Class A                                                           9,317,249
    ----------------------------------------------------------------------------
    Class B                                                           9,575,491
    ----------------------------------------------------------------------------
    Class C                                                             206,423
    ----------------------------------------------------------------------------
    Class Y                                                           5,451,703
    ----------------------------------------------------------------------------
Net Asset Value:
    Class A (and redemption price)                                $       14.30
    ----------------------------------------------------------------------------
    Class B*                                                      $       14.33
    ----------------------------------------------------------------------------
    Class C**                                                     $       14.33
    ----------------------------------------------------------------------------
    Class Y (and redemption price)                                $       14.34
    ----------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
    (net asset value plus 5.26% of net asset value per share)     $       15.05
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                      For the Year Ended January 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends                                                     $   5,392,984
    Interest                                                          1,823,903
    Less: Foreign withholding tax                                       (11,420)
--------------------------------------------------------------------------------
    Total Investment Income                                           7,205,467
--------------------------------------------------------------------------------
EXPENSES:
    Investment advisory fees (Note 2)                                 1,256,354
    Distribution fees (Note 2)                                        1,223,991
    Administration fees (Note 2)                                        558,380
    Shareholder and system servicing fees                               298,027
    Registration fees                                                    82,487
    Shareholder communications                                           60,000
    Audit and legal                                                      41,942
    Amortization of deferred organization costs                          38,471
    Trustees' fees                                                       25,000
    Custody                                                               9,600
    Other                                                                 1,131
--------------------------------------------------------------------------------
    Total Expenses                                                    3,595,383
--------------------------------------------------------------------------------
Net Investment Income                                                 3,610,084
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
    Realized Gain From Security Transactions
    (excluding short-term securities):
      Proceeds from sales                                            24,180,712
      Cost of securities sold                                        18,154,310
--------------------------------------------------------------------------------
    Net Realized Gain                                                 6,026,402
--------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments:
      Beginning of year                                              54,786,451
      End of year                                                   100,511,435
--------------------------------------------------------------------------------
    Increase in Net Unrealized Appreciation                          45,724,984
--------------------------------------------------------------------------------
Net Gain on Investments                                              51,751,386
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $  55,361,470
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets              For the Years Ended January 31,
--------------------------------------------------------------------------------
                                                        1997            1996
================================================================================
OPERATIONS:
  Net investment income                           $   3,610,084   $   3,060,648
  Net realized gain                                   6,026,402       3,447,016
  Increase in net unrealized appreciation            45,724,984      47,361,227
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             55,361,470      53,868,891
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (3,848,619)     (3,195,880)
  Net realized gains                                 (4,202,531)     (3,659,283)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                    (8,051,150)     (6,855,163)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                  128,069,584      21,941,512
  Net asset value of shares issued for
    reinvestment of dividends                         6,071,405       6,321,441
  Cost of shares reacquired                         (53,788,201)    (38,622,469)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                          80,352,788     (10,359,516)
--------------------------------------------------------------------------------
Increase in Net Assets                              127,663,108      36,654,212

NET ASSETS:
  Beginning of year                                 223,946,425     187,292,213
--------------------------------------------------------------------------------
  End of year*                                    $ 351,609,533   $ 223,946,425
================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                     $    (219,075)  $      33,910
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Growth and Income Fund ("Fund"), a separate investment fund of the Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and one other separate investment fund, the Smith Barney Strategic Investors Fund. The financial statements and financial highlights for the other fund are presented in a separate annual report.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government agencies and obligations are valued at current quoted bid prices; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (e) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are recorded using the specific identification method;
(g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. Reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, organization costs have been deferred and are being amortized on a straight line basis over a five-year period, beginning with the commencement of the Fund's operations in November 1992.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as an investment advisor to the Trust. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

     SBMFM also acts as the Fund's administrator for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the year ended January 31, 1997, SB received sales charges of approximately $105,014 on sales of the Fund's Class A shares and brokerage commissions of $8,046.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from initial purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended January 31, 1997, CDSCs paid to SB were:

                                          Class A        Class B       Class C
================================================================================
CDSCs                                     $1,000        $165,000       $1,000
================================================================================

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets for each class. For the year ended January 31, 1997, total Distribution Plan fees incurred were:

                                          Class A        Class B       Class C
================================================================================
Distribution Plan Fees                   $296,444       $913,828       $13,719
================================================================================

     All officers and one Trustee of the Trust are employees of SB.

     3. INVESTMENTS

     During the year ended January 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $91,349,006
--------------------------------------------------------------------------------
Sales                                                                 24,180,712
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     At January 31, 1997, aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                     $102,315,596)*
Gross unrealized depreciation                                       (1,804,161)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $100,511,435)*
================================================================================

* Substantially the same for Federal income tax purposes.

     4. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government Securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5. REVERSE REPURCHASE AGREEMENT

     The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

     At January 31, 1997, the Fund had no reverse repurchase agreements.

     6. FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     As of January 31, 1997, the Fund had no open futures contracts.

     7. OPTIONS CONTRACTS

     When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

     During the year ended January 31, 1997, the Fund did not write any options.

     8. LENDING OF PORTFOLIO SECURITIES

     The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee, which is shared 60% by the Fund and 40% by the custodian. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

     At January 31, 1997, the Fund had no securities on loan to brokers.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     9. SHARES OF BENEFICIAL INTEREST

     At January 31, 1997, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

     At January 31, 1997, total paid-in capital amounted to the following for each class:

                           Class A        Class B       Class C        Class Y
================================================================================
Total Paid-in Capital    $91,692,366    $84,344,928   $2,547,026     $70,612,680
================================================================================

     Transactions in shares of each class were as follows:

                                  Year Ended                  Year Ended
                               January 31, 1997            January 31, 1996
                             -------------------         -------------------
                             Shares       Amount         Shares       Amount
================================================================================
Class A
Shares sold                1,784,241   $ 23,454,721      398,594   $  4,510,317
Shares issued on
  reinvestment               245,313      3,295,197      309,676      3,512,515
Shares redeemed           (1,765,700)   (22,970,126)  (1,532,561)   (16,678,833)
--------------------------------------------------------------------------------
Net Increase (Decrease)      263,854   $  3,779,792     (824,291)  $ (8,656,001)
================================================================================
Class B
Shares sold                2,434,025   $ 31,747,272    1,475,451   $ 16,587,023
Shares issued on
  reinvestment               201,222      2,723,850      244,263      2,793,248
Shares redeemed           (2,320,760)   (30,178,477)  (2,011,887)   (21,878,315)
--------------------------------------------------------------------------------
Net Increase (Decrease)      314,487   $  4,292,645     (292,173)  $ (2,498,044)
================================================================================
Class C
Shares sold                  172,314   $  2,259,911       74,320   $    839,172
Shares issued on
  reinvestment                 3,845         52,358        1,352         15,678
Shares redeemed              (48,539)      (639,598)      (5,726)       (65,321)
--------------------------------------------------------------------------------
Net Increase                 127,620   $  1,672,671       69,946   $    789,529
================================================================================
Class Y*
Shares sold                5,451,289   $ 70,607,680          414   $      5,000
--------------------------------------------------------------------------------
Net Increase               5,451,289   $ 70,607,680          414   $      5,000
================================================================================
* Inception date is January 31, 1996.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:


Class A Shares                               1997     1996(1)       1995      1994(1)      1993(2)
=====================================================================================================
Net Asset Value,
  Beginning of Year                        $ 12.16    $  9.62      $ 10.36    $  9.58      $  9.50
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.19       0.20         0.20       0.20         0.01
  Net realized and unrealized gain (loss)     2.33       2.74        (0.61)      0.81         0.07
-----------------------------------------------------------------------------------------------------
Total Income (Loss) from Operations           2.52       2.94        (0.41)      1.01         0.08
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.20)     (0.20)       (0.19)     (0.23)        --
  Net realized gains                         (0.18)     (0.20)       (0.14)      --           --
-----------------------------------------------------------------------------------------------------
Total Distributions                          (0.38)     (0.40)       (0.33)     (0.23)        --
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 14.30    $ 12.16      $  9.62    $ 10.36      $  9.58
-----------------------------------------------------------------------------------------------------
Total Return                                 20.97%     30.97%       (3.93)%    10.70%        0.84%++
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $133,272   $110,089     $95,054    $ 4,468      $ 3,520
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.12%      1.16%        1.41%      1.54%        1.41%+
  Net investment income                       1.48       1.77         1.86       2.00         0.28+
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          9%        15%         127%        79%           1%
-----------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)           $  0.06    $  0.06         --         --           --
=====================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year, since use of the undistributed net investment income method did not accord with results of operations.
(2) For the period from November 6, 1992 (inception date) to January 31, 1993.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:


Class B Shares                               1997      1996(1)      1995       1994(1)      1993(2)
=====================================================================================================
Net Asset Value,
  Beginning of Year                        $ 12.19    $  9.65      $ 10.38    $  9.58      $  9.50
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                0.13       0.14         0.17       0.15        (0.01)
  Net realized and unrealized gain (loss)     2.34       2.75        (0.62)      0.80         0.09
-----------------------------------------------------------------------------------------------------
Total Income (Loss) from Operations           2.47       2.89        (0.45)      0.95         0.08
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.15)     (0.15)       (0.14)     (0.15)        --
  Net realized gains                         (0.18)     (0.20)       (0.14)      --           --
-----------------------------------------------------------------------------------------------------
Total Distributions                          (0.33)     (0.35)       (0.28)     (0.15)        --
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 14.33    $ 12.19      $  9.65    $ 10.38      $  9.58
-----------------------------------------------------------------------------------------------------
Total Return                                 20.43%     30.23%       (4.33)%    10.01%        0.84%++
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $137,187   $112,891     $92,153    $68,144      $35,173
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.62%      1.65%        1.90%      1.99%        1.91%+
  Net investment income (loss)                0.98       1.27         1.38       1.55        (0.22)+
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          9%        15%         127%        79%           1%
-----------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)           $  0.06    $  0.06         --         --           --
=====================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year, since use of the undistributed net investment income method did not accord with results of operations.
(2) For the period from November 6, 1992 (inception date) to January 31, 1993.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

                                                    Class C Shares                   Class Y Shares
                                           ---------------------------------      --------------------
                                             1997       1996(1)      1995(2)       1997     1996(1)(3)
======================================================================================================
Net Asset Value,
  Beginning of Year                        $ 12.19      $  9.65      $  9.91      $ 12.16    $ 12.08
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.14         0.13         0.07         0.22       --
  Net realized and unrealized gain (loss)     2.33         2.76        (0.13)        2.36       0.08
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           2.47         2.89        (0.06)        2.58       0.08
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.15)       (0.15)       (0.06)       (0.22)      --
  Net realized gains                         (0.18)       (0.20)       (0.14)       (0.18)      --
------------------------------------------------------------------------------------------------------
Total Distributions                          (0.33)       (0.35)       (0.20)       (0.40)      --
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 14.33      $ 12.19      $  9.65      $ 14.34    $ 12.16
------------------------------------------------------------------------------------------------------
Total Return                                 20.43%       30.23%       (0.58)%++    21.48%      N/A*
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $ 2,958      $   961      $    85      $78,192    $     5
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.61%        1.62%        1.83%+       0.73%      N/A*
  Net investment income                       0.94         1.11         1.44+        1.73       N/A*
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          9%          15%         127%           9%        15%
------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)           $  0.06      $  0.06         --        $  0.06    $  0.06
======================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year, since use of the undistributed net investment income method did not accord with results of operations.
(2) For the period from August 15, 1994 (inception date) to January 31, 1995.
(3) Inception date is January 31, 1996.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
*   Information is not meaningful since the class was only open for 1 day.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of the Smith Barney Equity Funds:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Growth and Income Fund of the Smith Barney Equity Funds as of January 31, 1997, the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended January 31, 1995 were audited by other auditors whose report thereon, dated March 22, 1995, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Growth and Income Fund of the Smith Barney Equity Funds as of January 31, 1997, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                                      KPMG Peat Marwick LLP


New York, New York
March 12, 1997

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

     For Federal tax purposes the Fund hereby designates for the fiscal year ended January 31, 1997:

     -- long term capital gain distributions paid of $3,934,949.

     -- 73.02% of the ordinary dividends paid as qualifying for the corporate dividends received deduction.

Smith Barney Growth and                                             SMITH BARNEY
Income Fund                                                         ------------
                                                A Member of TravelersGroup[Logo]
Trustees
Lee Abraham
Antoinette C. Bentley
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman
Madelon DeVoe Talley

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer

R. Jay Gerken
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Adviser
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder
Servicing Agent
First Data Investors Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for
the general information of the
shareholders of Smith Barney Growth
and Income Fund. It is not
authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney Growth
and Income Fund
388 Greenwich Street
New York, New York 10013

FD01089 3/97



[GRAPHIC]


[GRAPHIC]           SMITH BARNEY
                              STRATEGIC
                              INVESTORS FUND


                              ANNUAL REPORT


                              January 31, 1997


                           [LOGO]  SMITH BARNEY MUTUAL FUNDS
                                   Investing for your future.
                                   Every day.(SM)

SMITH BARNEY
STRATEGIC INVESTORS FUND
--------------------------------------------------------------------------------

We are pleased to announce that effective February 24, 1997, the SMITH BARNEY STRATEGIC INVESTORS FUND'S name has been changed to the CONCERT SOCIAL AWARENESS FUND. This name change reflects an important part of Smith Barney Mutual Funds' strategy - listening to the concerns of our shareholders and developing investments that meet their needs.

In addition, certain changes have been made to the Fund's investment policies. The Fund's investment objective of seeking high total return consisting of current income and capital appreciation has not changed. However, the Fund's investment objectives will be achieved by investing in a variable combination of equity and fixed income securities issued by companies that, in the opinion of the Fund's portfolio managers, make a positive contribution to society through their products and services or through the way that they do business. In addition, the Fund will avoid companies that are engaged in activities that could have a negative social impact.

                                   NASDAQ
                                   Symbols
----------------------------------------------------------------------
           Class A                 SSIAX
           Class B                 SESIX

Smith Barney Strategic Investors Fund's
Average Annual Total Returns*
----------------------------------------------------------------------
                                                             Since
Inception Date          One-Year        Five-Year          Inception
----------------------------------------------------------------------
Class A (6/6/92)         6.80%            N/A                12.13%
Class B (2/2/87)         6.60%            11.26%             10.78%
Class C (5/5/93)        10.65%            N/A                11.41%

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


[GRAPHIC]

"At Smith Barney Mutual Funds, your investment needs come first. Our goal is to deliver consistent and competitive returns over time using a wide range of investment strategies."

                                                           JESSICA M. BIBLIOWICZ
                                                                      President,
                                           Smith Barney Strategic Investors Fund

---------------------------------------------
What's Inside
---------------------------------------------
Shareholder Letter......................  1

An Interview with Portfolio Managers
Robert J. Brady and Ellen S. Cammer.....  4

Historical Performance..................  7

Smith Barney Strategic Investors Fund
at a Glance.............................  9

Schedule of Investments................. 10

Statement of Assets and Liabilities..... 15

Statement of Operations................. 16

Statements of Changes in Net Assets..... 17

Notes to Financial Statements........... 18

Financial Highlights.................... 21

Tax Information......................... 24

Independent Auditors' Report............ 25

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[GRAPHIC]

HEATH B. MCLENDON
Chairman and Chief Executive Officer

[GRAPHIC]

ROBERT J. BRADY, CFA
Investment Officer

[GRAPHIC]

ELLEN S. CAMMER
Investment Officer


Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Strategic Investors Fund (the "Fund") for the fiscal year ended January 31, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow in the report.

FUND'S INVESTMENT OBJECTIVE AND PERFORMANCE

The Fund seeks to provide high total return made up of current income and capital appreciation, through a carefully determined balance of stocks and bonds. The Fund's asset allocation in the past has been based on guidelines set by Smith Barney's Investment Policy Group, and the Portfolio Managers have made their selection of individual securities within the model's framework. However, with the changes to the Fund's investment policies which became effective on February 24, 1997, the Fund's asset allocation will no longer be based on recommendations made by Smith Barney's Investment Policy Group. Instead, the asset allocation decision will be made by the Fund's Portfolio Managers. Under normal market conditions, the Fund will have between 65% and 85% of its assets invested in equity securities and between 15% and 35% in fixed income securities. The mix of the Fund's investments may vary from time to time to reflect current market conditions. Other changes to the Strategic Investors Fund, including its name change to the Concert Social Awareness Fund, are discussed in an interview with the Fund's portfolio managers, Robert Brady and Ellen Cammer, that follows this letter.

Over the twelve-month period covering this report, the Fund paid income dividends totaling $0.60 per share and had a total return of 12.41% for Class A shares. Over the same period, the Standard and Poor's 500 Index ("S&P 500") posted a total return of 26.33%, and the Lehman Brothers Government/Corporate Bond Index had a return of 2.39%. Keep in mind that past performance is not a guarantee of future performance. As a balanced fund that invests in both stocks and bonds, the Fund's participation in the continuing stock market rally was held back by the modest returns produced by the bond market during the past year.

EQUITY MARKET AND FUND UPDATE

The Fund's positive equity performance during the year ended January 1997 was aided by a strong overall stock market which saw price gains above 25% for most widely-followed market indices. For example, as we noted above, the S&P 500 rose 26.33% and the Dow Jones Industrial Average climbed 29.15%. Generally speaking, growth-type stocks outperformed value-type investments, and large company stocks proved more rewarding than mid-sized and small company stocks.

There are several factors that contributed to the equity performance of the Fund during the year. On a positive note, the Fund was overweighted in financial stocks, which turned out to be one of the strongest market sectors and added noticeable value to the Fund. Mitigating the overall contribution from a strong stock market was the fact that the Fund, following the Investment Policy Committee guidelines, was divesting stocks throughout most of the year. For


Smith Barney Strategic Investors Fund
example, the Fund's stock allocation moved sequentially from 60% at the beginning of the year to 55% - then to 50% - down to 45% before increasing again to 50% of total assets by year-end. Throughout the period covered by this report, the stock allocation averaged around 50% of total Fund assets.

As the new fiscal year begins, we remain cautiously optimistic about the prospects for stock prices. In our view, all of the gains recorded since this bull market began can be explained by the positive change in the underlying fundamental conditions that determine stock prices - inflation, interest rates and corporate earnings. Since we can explain the price gains, we do not believe the change entails any unjustified speculation. But, in the same vein, today's stock prices capture the majority of the fundamental inputs; therefore future progress will be more dependent on improvement in those conditions - i.e., continued low inflation and interest rates and increasing corporate earnings - not on the premise that stocks are undervalued. However, stock prices will become increasingly sensitive to mood swings concerning those prospects, and that means heightened volatility.

FIXED INCOME MARKET AND FUND UPDATE

A jump start was recorded in the U.S. job market during the first quarter of 1996, with a net payroll gain of 618,000 jobs. The strength of the job market and the general economy was reflected in bond prices as the yield on the 30-year U.S. Treasury bond rose from 6.03% at the end of January 1996 to over 7% in April, 1996. Interest rates then began to trade in a narrow range until September, when weakening U.S. economic growth sparked a rally that took the 30-year Treasury yield from 7.12% to a low of 6.13% at the end of November. December, on the other hand, was a decidedly different month, as renewed growth in the job market and somewhat higher consumer spending drove interest rates higher once again. As of January 31, 1997, the yield on the 30-year U.S. Treasury bond was 6.80%, 44 basis points above the November close.

During the twelve-month period covered by this report, yields on shorter maturity securities in the two- and three-year range, rose 1.03% or 103 basis points to end the period at 5.93% and 6.04%, respectively. This resulted in some "flattening" of the yield curve - i.e., the spread between the yields on long-term Treasuries and short-term Treasuries decreased. As a result of higher interest rates across all maturities, the fixed income markets provided disappointing returns for the year. As we noted earlier, the Lehman Government/Corporate Index returned 2.39% for the twelve months ended January 31, 1997.

In response to stronger-than-expected U.S. economic growth, we shortened the Fund's fixed income portfolio duration from 6 to 4.5 years during the first quarter. (Duration is a rough measure of how a bond or bond portfolio may react to a change in interest rates.) We also added to our higher-yielding mortgage-backed and asset-backed securities to generate higher income. As the year progressed, we also lowered our exposure to corporate bonds, as high valuations relative to U.S. Treasuries seemed to be reflecting undeserved optimism. Taking advantage of the recent rise in interest rates, we have extended our portfolio duration slightly to a still defensive 4.8 years. As of January 31, 1997, the fixed income portion of the Fund was allocated among the following areas: 47% U.S. government securities, 23% corporate bonds, 6% asset-backed securities and 24% mortgage-backed securities.

OUTLOOK

It's important to note that the Federal Reserve Board has refrained from adjusting short-term interest rates since January of last year. Without tangible news of rising inflation, it appears that the Fed will remain on the sidelines and hold rates steady. If monetary tightening or easing is required, we expect the required changes to remain well below the historical norms established in the 1970's and 80's. If this scenario pans out, interest rates may continue to show volatility but remain within the trading range established over the last two years. We also believe that the U.S. economy is experiencing a late cycle bounce that is not likely to lead to a prolonged expansion. Over the next six months, we expect to see signs of a slower economy and a more positive interest rate environment.

                                              1997 Annual Report to Shareholders

On a final note, we believe that all of the proposed changes to the Fund will be positive for our shareholders. Aside from the changes to the Fund's asset allocation decisions, a social awareness overlay has been added to the investment process. We do not believe that the Fund's portfolio will be drastically repositioned over a short time period due to these policy changes, but rather over a more prudent, longer-term period.

Thank you for your investment in the Smith Barney Strategic Investors Fund. We look forward to continuing to help you achieve your investment goals.


Sincerely,


/s/  Heath B. McLendon

Heath B. McLendon
Chairman and
Chief Executive Officer

/s/  Robert J. Brady, CFA

Robert J. Brady, CFA
Investment Officer

/s/  Ellen S. Cammer

Ellen S. Cammer
Investment Officer


February 24, 1997


---------------------------------------------------
Top Ten Holdings*                 January 31, 1997
---------------------------------------------------

  1.     Intel Corp.                           3.3%
---------------------------------------------------
  2.     American Express Co.                  3.1
---------------------------------------------------
  3.     Chase Manhattan Corp.                 3.0
---------------------------------------------------
  4.     Textron, Inc.                         2.8
---------------------------------------------------
  5.     Aluminum Co. of America               2.7
---------------------------------------------------
  6.     Tenet Healthcare Corp.                2.7
---------------------------------------------------
  7.     Schering-Plough Corp.                 2.5
---------------------------------------------------
  8.     Xerox Corp.                           2.5
---------------------------------------------------
  9.     Allstate Corp.                        2.4
---------------------------------------------------
  10.    BankAmerica Corp.                     2.4
---------------------------------------------------

* As a percentage of total Common Stocks.


Smith Barney Strategic Investors Fund

--------------------------------------------------------------------------------
An Interview with Portfolio Managers Robert J. Brady and Ellen S. Cammer
--------------------------------------------------------------------------------

THE BENEFITS OF SOCIALLY AWARE INVESTING


Portfolio Managers Bob Brady and Ellen Cammer recently spoke with us about all of the exciting changes taking place in their Fund and some insights regarding their investment style.

Bob, could you tell us about the benefits of Concert Social Awareness Fund and how is it different from Strategic Investors Fund?

Bob: The Fund's objective is to seek high total return consisting of income and capital appreciation - that hasn't changed. We will continue to apply the same investment disciplines that we applied before. What we've added is a social awareness screen. We believe that there is a direct correlation between companies that maintain a positive social awareness and their long-term investment potential. For example, companies that are proactive environmentally can usually avoid costly litigation and expensive clean-up costs. In addition, companies that create diverse and professionally satisfying workplaces generally attract the most talented people, which in turn helps to increase both their productivity and profitability. In other words, being socially responsible can be very good for the bottom line. Another key change to the Fund's investment policies is that its asset allocation will no longer rely on recommendations made by Smith Barney's Investment Policy Group. Instead, we will determine the Fund's allocation.

Ellen, why has socially aware investing moved into the investment mainstream?

Ellen: This style of investing has moved into the mainstream of America as a consequence of some very specific demographic and business trends that are evident in our economy today. We see two simultaneous trends here that make it clear that socially aware investing is here to stay. On the business side, we see a convergence between social interests and business interests. The social investor, or the person who's interested in the social aspects of the business community, is looking at issues such as the environment, corporate diversity policies and practices, and a company's involvement and visibility in the local community. The second trend is that the same people who are influencing business decisions in the workplace and the community are becoming savers and investors, and not just consumers. So it's natural and logical that they should extend their social interests into their investment portfolios.

We believe that you don't have to sacrifice principles for profits or profits for principles. We believe that good, well-managed companies understand that the way to successfully compete in today's highly competitive world is to build strong consumer franchises, recognition and good reputations for both their products and themselves. They do this not only via their products and services, but also in the way they conduct themselves in their business dealings and in the community, and the opportunities they offer to their employees. We think that this will separate companies out over time. And as investment managers, we are seeking companies that make good business decisions which will hopefully translate into good investment decisions. It's a new era, and we think that the social aspects must be part of the total investment equation.

What is "supportive investing" and how will it be utilized by Concert Social Awareness Fund?

Bob: Supportive investing simply means that we are trying to be supportive of companies that are doing socially beneficial things in the world in which they operate. It's not simply a matter of avoiding certain types of companies or industries. Instead, we seek out those companies that have positive policies and programs. We think that supportive screening is the new wave of social investing.



                                              1997 Annual Report to Shareholders

But will the Fund avoid any specific areas?

Ellen: Although the world of social investing has become more supportive rather than punitive, there are certain areas that we avoid. We attempt to avoid any companies that do significant damage to the environment or are problematic from a product safety standpoint.

Concert Social Awareness Fund's future allocation will center around 75% stocks and 25% fixed income. How close are you to this future allocation?

Bob: Prior to the conversion of this Fund on February 24, 1997 it had an asset allocation of roughly 50% stocks, 40% bonds, and 10% cash. Our game plan is to increase the stock allocation to 75%. The market will give us some opportunities over the coming months to restructure our holdings in a very prudent manner. We're applying our social screens to the existing holdings, and will have made any necessary changes by the fall.

Bob and Ellen, can you review the investment discipline that's been guiding this Fund?

Bob: We begin with our own very specific investment disciplines and supplement them with the research resources of Wall Street. Our equity discipline is very value oriented. We study a population of about 1,700 stocks every week in order to identify attractive investment candidates. That will not change. On the fixed income side, the Fund will be invested in governments, governments agencies, mortgage issues, and corporate bonds. The corporate bonds will be subjected to the same social screens that we use on the equity side.

Ellen: At the same time that we analyze the financial qualities of each company, we're also doing social research on it. Our proprietary social research in both the equity and fixed income disciplines is supplemented by research from Kinder, Lyndenberg & Domini, the Investor Responsibility Research Center, the Council on Economic Priorities, Interfaith Center on Corporate Responsibility, among others. The resulting Fund clearly blends both financial and social research.

Does one type of stock seem to predominate?

Bob: We're skewed more towards the larger cap area, although we do have some mid-cap representation and from time to time will have some smaller cap names in there as well. There are so many large cap companies today that fully qualify for inclusion in this Fund. The average market capitalization of our holdings is about $19 billion; that compares to about $40 billion for the average company in the S&P 500, and about $3 billion in the S&P mid-caps. So you can see that this is more of an S&P type fund, with a little bit of a bias towards the mid-cap arena.

Bob, can you give us an idea of some of the types of companies you're talking about?

Bob: We could invest in companies like Aetna, Chase Manhattan, American Express, Microsoft, Xerox, Unilever, and Lucent Technologies. You can get a flavor that these are large and mid-to-large cap stocks that are in many mainstream, conservative investment portfolios, but they are also companies we are very comfortable with from a social awareness perspective. But each one would qualify for different reasons. Some of them have very active community investment programs, some have outstanding employee relationship programs such as daycare centers or flexible hours. All of these kinds of efforts are considered and weighed as part of a company's social profile.

However, if the nature of a company changes so that it violates one of our social criteria, we'll sell it. Let us give you an example. An auto parts company recently merged with an overseas operation that had a significant weapons division; so although the auto parts company was still okay from an investment perspective, it now would have violated our weapons avoidance screen and would have been sold. So social considerations go hand-in-hand with investment decisions.

Smith Barney Strategic Investors Fund

Your extensive experience in managing socially aware portfolios makes you uniquely qualified to run this Fund. Can you tell us about it?

Bob: We've been managing socially aware portfolios for Smith Barney clients since the mid-1980s. We have approximately $400 million in assets in individually-managed accounts in addition to approximately $400 million in this Fund. These combined assets place us in a highly visible spot in the social investment community. We are extremely recognized in this community on a national basis. Our experience suggests that investors don't have to sacrifice any investment returns to apply social considerations to their investment program.

What makes your approach different from that of your peers?

Ellen: It's the totality of our social investment program that makes us different, not just one specific issue. Our approach reflects much more of a total philosophy that links an investment philosophy along with a social philosophy. We construct portfolios that are invested in good solid companies that understand that they have a financial responsibility to shareholders as well as a responsibility to be a positive influence on the environment in which they operate. It's much more than simply applying an avoidance screen or some other client-imposed objective. There are a limited number of managers out there who share our approach, and even fewer mutual fund managers.



                                              1997 Annual Report to Shareholders


---------------------------------------------------------------------------------------------------
Historical Performance - Class A Shares
---------------------------------------------------------------------------------------------------

                                             Net Asset Value
                                           ------------------
                                           Beginning    End     Income    Capital Gain     Total
Year Ended                                  of Year   of Year  Dividends  Distributions  Returns(1)
---------------------------------------------------------------------------------------------------
1/31/97                                        $19.00   $19.36      $0.60      $1.32        12.41%
1/31/96                                         15.91    19.00       0.52       0.52        26.47
1/31/95                                         17.72    15.91       0.47       0.66        (3.82)
1/31/94                                         16.85    17.72       0.56       1.46        17.80
Inception*- 1/31/93                             16.80    16.85       0.11       0.85         6.12+
===================================================================================================
Total                                                               $2.26      $4.81
===================================================================================================


---------------------------------------------------------------------------------------------------
Historical Performance - Class B Shares
---------------------------------------------------------------------------------------------------
                                             Net Asset Value
                                           ------------------
                                           Beginning    End     Income    Capital Gain     Total
Year Ended                                  of Year   of Year  Dividends  Distributions  Returns(1)
---------------------------------------------------------------------------------------------------
1/31/97                                       $19.05   $19.42      $0.45          $1.32    11.60%
1/31/96                                        15.97    19.05       0.42           0.52    25.58
1/31/95                                        17.79    15.97       0.35           0.66    (4.54)
1/31/94                                        16.84    17.79       0.34           1.46    16.88
1/31/93                                        17.26    16.84       0.50           1.49     9.68
1/31/92                                        15.61    17.26       0.55           0.88    19.96
1/31/91                                        15.57    15.61       0.51           0.46     6.80
1/31/90                                        15.03    15.57       0.71           0.38    10.76
1/31/89                                        13.62    15.03       0.48           0.11    15.10
Inception*- 1/31/88                            14.00    13.62       0.23           0.07    (0.57)+
===================================================================================================
Total                                                              $4.54          $7.35
===================================================================================================

---------------------------------------------------------------------------------------------------
Historical Performance - Class C Shares
---------------------------------------------------------------------------------------------------
                                             Net Asset Value
                                           ------------------
                                           Beginning    End     Income    Capital Gain     Total
Year Ended                                  of Year   of Year  Dividends  Distributions  Returns(1)
---------------------------------------------------------------------------------------------------
1/31/97                                       $19.08   $19.46      $0.45          $1.32    11.65%
1/31/96                                        15.97    19.08       0.42           0.52    25.77
1/31/95                                        17.79    15.97       0.35           0.66    (4.54)
Inception*- 1/31/94                            17.54    17.79       0.28           1.46    11.83+
===================================================================================================
Total                                                              $1.50          $3.96
===================================================================================================


Smith Barney Strategic Investors Fund

--------------------------------------------------------------------------------
Historical Performance - Class Y Shares
--------------------------------------------------------------------------------
                               Net Asset Value
                            ----------------------
                            Beginning        End       Income    Capital Gain     Total
Year Ended                   of Year       of Year   Dividends   Distributions  Returns(1)
=============================================================================================
Inception*- 1/31/97          $19.00         $19.39      $0.49        $1.32        11.94%+
=============================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS QUARTERLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                              Without Sales Charge(1)
                                    ------------------------------------------
                                     Class A   Class B     Class C     Class Y
================================================================================
Year Ended 1/31/97                    12.41%    11.60%      11.65%        N/A
Five Years Ended 1/31/97                N/A     11.39         N/A         N/A
Inception* through 1/31/97            13.48     10.78       11.41       11.94%+
================================================================================
                                               With Sales Charge(2)
                                 ---------------------------------------------
                                   Class A   Class B     Class C      Class Y
================================================================================
Year Ended 1/31/97                  6.80%     6.60%      10.65%         N/A
Five Years Ended 1/31/97             N/A     11.26         N/A          N/A
Inception* through 1/31/97         12.13     10.78       11.41        11.94%+
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                               Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/97)                   70.93%
Class B (Inception* through 1/31/97)                  178.50
Class C (Inception* through 1/31/97)                   49.90
Class Y (Inception* through 1/31/97)                   11.94+
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, C and Y shares are November 6, 1992, February 2, 1987, May 5, 1993 and March 28, 1996, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

                                              1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Strategic Investors Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the
Smith Barney Strategic Investors Fund vs. the Lehman Government/Corporate Bond Index, Lehman Government/Corporate Long-Term Bond Index and Standard & Poor's 500 Index*

                         February 1987 -- January 1997

                 Smith Barney   Lehman Government/  Lehman Government/
                 Strategic        Corporate            Corporate         Standard &
                 Investors           Bond              Long-Term         Poor's 500
                   Fund             Index              Bond Index          Index
------------------------------------------------------------------------------------
Feb 1987         $10,000           $10,000             $10,000             $10,000
Jan 1988           9,944            10,437              10,248               9,666
Jan 1989          11,445            11,001              10,859              11,608
Jan 1990          12,677            12,232              12,152              13,288
Jan 1991          13,539            13,581              13,506              14,403
Jan 1992          16,240            15,364              15,493              17,672
Jan 1993          17,812            17,142              17,752              19,542
Jan 1994          20,818            18,908              20,564              22,060
Jan 1995          19,872            18,320              19,131              22,175
Jan 1996          24,955            21,567              24,249              30,746
Jan 1997          27,850            22,081              24,133              38,841

* Hypothetical illustration of $10,000 invested in Class B shares at inception on February 2, 1987, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1997. The Lehman Government/Corporate Bond Index is a combination of the Government and Corporate Bond indexes, including U.S. Treasury and Agency securities and Yankee Bonds. The Lehman Government/Corporate Long-Term Bond Index is a combination of Government and Corporate bonds with maturities of 10 years or more. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.



INDUSTRY DIVERSIFICATION OF COMMON STOCKS

Basic Materials                  6.7%
Capital Goods                    6.7%
Communication Services           3.2%
Consumer Cyclicals              14.3%
Consumer Staples                 7.0%
Energy                           6.3%
Financials                      24.6%
Healthcare                       8.2%
Technology                      16.2%
Transportation                   2.8%
Utilities                        4.0%

INVESTMENT BREAKDOWN

Corporate Bonds and Notes        9.0%
Asset-Backed Securities          2.5%
Common Stocks                   49.8%
U.S. Government Obligations     18.9%
Repurchase Agreements           10.3%
Mortgage-Backed Securities       9.5%

Smith Barney Strategic Investors Fund

--------------------------------------------------------------------------------
Schedule of Investments                                         January 31, 1997
--------------------------------------------------------------------------------

 SHARES                         SECURITY                                VALUE
================================================================================
COMMON STOCKS - 49.8%

Basic Materials - 3.3%
 75,000      Aluminum Co. of America                                $ 5,175,000
 25,000      Century Aluminum Co.                                       468,750
 80,000      Engelhard Corp.                                          1,590,000
 50,000      Olin Corp.                                               1,831,250
 80,000      Praxair, Inc.                                            3,710,000
--------------------------------------------------------------------------------
                                                                     12,775,000
--------------------------------------------------------------------------------
Capital Goods - 3.3%
 26,300      General Electric Co.                                     2,708,900
 35,000      Lockheed Martin Corp.                                    3,220,000
  5,000      Primex Technologies, Inc.+                                  96,875
 13,500      Schlumberger Ltd.                                        1,500,187
 53,900      Textron, Inc.                                            5,248,513
--------------------------------------------------------------------------------
                                                                     12,774,475
--------------------------------------------------------------------------------
Communication Services - 1.6%
 57,000      GTE Corp.                                                2,679,000
 93,200      MCI Communications Corp.                                 3,273,650
--------------------------------------------------------------------------------
                                                                      5,952,650
--------------------------------------------------------------------------------
Consumer Cyclicals - 7.1%
 38,800      Dillards Department Stores, Inc.                         1,159,150
 17,200      Fleetwood Enterprises, Inc.                                460,100
 40,000      Home Depot, Inc.                                         1,980,000
 25,000      ITT Corp.+                                               1,428,125
143,400      Kaufman & Broad Home Corp.                               2,025,525
 74,700      Liz Claiborne, Inc.                                      3,146,738
 59,286      Lucas Varity PLC ADR+                                    1,971,259
 89,700      May Department Stores Co.                                3,991,650
 54,000      Nine West Group, Inc.+                                   2,787,750
 14,352      Payless Shoesource, Inc.+                                  538,200
 55,000      Pep Boys - Manny, Moe & Jack Co.                         1,746,250
 51,800      Philips Electronics NV                                   2,072,000
100,100      Toys `R' Us Inc.+                                        2,502,500
 18,500      VF Corp.                                                 1,230,250
--------------------------------------------------------------------------------
                                                                     27,039,497
--------------------------------------------------------------------------------
Consumer Staples - 3.5%
 72,000      American Stores Co.                                      3,024,000
 38,700      Kroger Co.+                                              1,847,925
 80,000      Nabisco Holdings Corp., Class A Shares                   3,060,000
 35,000      Newell Co.                                               1,155,000
 25,000      Unilever NV                                              4,112,500
--------------------------------------------------------------------------------
                                                                     13,199,425
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.


                                              1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (cont'd)                                January 31, 1997
--------------------------------------------------------------------------------

 SHARES                         SECURITY                             VALUE
================================================================================
Energy - 3.1%
  50,000     Chevron Corp.                                       $ 3,318,750
  34,900     Kerr McGee Corp.                                      2,399,375
  26,300     Mobil Corp.                                           3,451,875
   8,400     Royal Dutch Petroleum Co. ADR                         1,457,400
  44,100     YPF Sociedad Anonima ADR                              1,229,287
--------------------------------------------------------------------------------
                                                                  11,856,687
--------------------------------------------------------------------------------
Financials - 12.3%
  45,000     Ace Ltd.                                              2,660,625
  70,547     Allstate Corp.                                        4,638,465
  93,300     American Express Co.                                  5,819,588
  60,000     Associates First Capital Corp.                        2,917,500
  40,311     BankAmerica Corp.                                     4,499,715
  35,000     Bank of Boston Corp.                                  2,493,750
  49,000     Bay Apartment Communities, Inc.                       1,764,000
  62,088     Chase Manhattan Corp.                                 5,743,140
 105,200     Federal Home Loan Mortgage Corp.                      3,182,300
  64,800     H.F. Ahmanson & Co.                                   2,430,000
  25,000     ITT Hartford Group, Inc.                              1,834,375
  30,900     J.P. Morgan & Co.                                     3,182,700
  42,200     Lincoln National Corp.                                2,262,975
  23,100     Mid Ocean Ltd.                                        1,172,325
  35,400     St. Paul Cos., Inc.                                   2,212,500
--------------------------------------------------------------------------------
                                                                  46,813,958
--------------------------------------------------------------------------------
Healthcare - 4.1%
 69,696      Columbia/HCA Healthcare Corp.                         2,752,992
 15,000      Dentsply International, Inc.                            746,250
 64,000      Schering-Plough Corp.                                 4,840,000
 30,000      Smithkline Beecham Units ADR                          2,167,500
190,500      Tenet Healthcare Corp.+                               5,143,500
--------------------------------------------------------------------------------
                                                                  15,650,242
--------------------------------------------------------------------------------
Technology - 8.1%
 39,900      Beckman Instruments, Inc.                             1,576,050
 40,000      Computer Associates International, Inc.               1,815,000
 34,200      Eastman Kodak Co.                                     2,966,850
 40,000      Electronics Data Systems Corp.                        1,840,000
 65,000      EMC Corp.+                                            2,461,875
 38,500      Intel Corp.                                           6,246,625
 22,400      International Business Machine Corp.                  3,522,400
 72,963      Lucent Technologies, Inc.                             3,958,243
 25,000      Motorola, Inc.                                        1,706,250
 80,000      Xerox Corp.                                           4,690,000
--------------------------------------------------------------------------------
                                                                  30,783,293
--------------------------------------------------------------------------------
Transportation - 1.4%
 11,900      Burlington Northern Santa Fe                          1,041,250
100,500      Canadian Pacific Ltd.                                 2,726,063
 75,000      Mesaba Holdings, Inc.+                                1,031,250
 24,300      Pittston Burlington Group                               489,037
--------------------------------------------------------------------------------
                                                                   5,287,600
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney Strategic Investors Fund

--------------------------------------------------------------------------------
Schedule of Investments (cont'd)                                January 31, 1997
--------------------------------------------------------------------------------

 SHARES                         SECURITY                             VALUE
================================================================================
Utilities - 2.0%
 75,700      CMS Energy Corp.                                    $  2,535,950
 61,100      Enron Corp.                                            2,520,375
 16,500      Illinova Corp.                                           435,188
 50,000      Niagara Mohawk Power Corp.+                              506,250
 83,700      Public Service Co. of New Mexico                       1,674,000
--------------------------------------------------------------------------------
                                                                    7,671,763
--------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost - $126,378,297)                                189,804,590
================================================================================

  FACE
 AMOUNT                         SECURITY                                     VALUE
=====================================================================================
CORPORATE BONDS AND NOTES - 9.0%

Financial Services - 3.2%
$2,500,000   Associates Corp. North American, Notes, 7.250% due 9/1/99      2,556,250
 2,000,000   Dean Witter Discover & Co., Notes, 6.000% due 3/1/98           2,001,720
   950,000   First USA Bank, Notes, 8.100% due 2/21/97                        951,093
 1,550,000   Ford Motor Credit Co., Notes, 5.625% due 3/3/97                1,550,357
 3,000,000   Household Finance Corp., Sr. Notes, 7.510% due 3/10/98         3,050,940
 2,000,000   John Deere Capital Corp., Medium Term Notes,
               5.405% due 4/15/98++                                         1,987,400
-------------------------------------------------------------------------------------
                                                                           12,097,760
-------------------------------------------------------------------------------------
Industrial - 3.0%
 1,500,000   Case Corp., Notes, 7.250% due 8/1/05                           1,496,250
 1,500,000   Lucent Technologies, Inc., Notes, 7.250% due 7/15/06           1,526,250
 2,000,000   Oryx Energy Co., Debentures, 8.125% due 10/15/05               2,032,500
 2,000,000   Service Corp. Intl., Senior Notes, 7.000% due 6/1/15           2,015,000
   350,000   Southwest Airlines Co., Series 1994-A3, 8.700% due 7/1/11        377,562
 2,000,000   Tenet Healthcare Corp., Sr. Notes, 8.625% due 12/1/03          2,085,000
 2,000,000   WMX Technologies, Inc., Notes, 7.100% due 8/1/26               2,055,000
-------------------------------------------------------------------------------------
                                                                           11,587,562
-------------------------------------------------------------------------------------
Yankee - 1.7%
 2,000,000   ABN AMRO Bank NV Chicago, Sub. Notes,
               7.550% due 6/28/06                                           2,060,000
 2,500,000   Capital Desjardins, Inc., Sr. Notes, 7.370% due 8/8/05         2,515,625
 2,000,000   Philips Electronics NV, Notes, 7.200% due 6/1/26               2,007,500
-------------------------------------------------------------------------------------
                                                                            6,583,125
-------------------------------------------------------------------------------------
Utilities - 1.1%
 2,000,000   HNG Internorth, Inc., Notes, 9.625% due 3/15/06                2,332,500
 2,000,000   Transcontinental Gas Pipeline Corp., Debentures,
               7.080% due 7/15/26                                           2,035,000
-------------------------------------------------------------------------------------
                                                                            4,367,500
-------------------------------------------------------------------------------------
             TOTAL CORPORATE BONDS AND NOTES
             (Cost - $34,462,184)                                          34,635,947
=====================================================================================

                       See Notes to Financial Statements.


                                              1997 Annual Report to Shareholders

--------------------------------------------------------------------------------------
Schedule of Investments (cont'd)                                January 31, 1997
--------------------------------------------------------------------------------------
  FACE
 AMOUNT                         SECURITY                                     VALUE
======================================================================================
ASSET-BACKED SECURITIES - 2.5%
$ 5,000,000  Carco Auto Loan Master Trust, Series 1994-2,
               7.875% due 7/15/99                                          $ 5,060,550
    643,208  Equity Credit Corp., Home Equity Loan Trust, Series 1993-3,
               5.150% due 9/15/08                                              611,704
  1,646,528  FNMA Remic Pass Thru Certificates, Series 1993-104,
               5.500% due 3/25/98                                            1,639,663
  2,000,000  Sears Credit Account Master Trust, Series 1995-2A,
               8.100% due 6/15/04                                            2,115,980
--------------------------------------------------------------------------------------
             TOTAL ASSET-BACKED SECURITIES
             (Cost - $9,408,953)                                             9,427,897
======================================================================================
U.S. GOVERNMENT OBLIGATIONS - 18.9%
  6,000,000  U.S. Treasury Notes, 6.625% due 3/31/97                         6,013,140
 12,350,000  U.S. Treasury Notes, 5.750% due 9/30/97                        12,368,525
  3,000,000  U.S. Treasury Notes, 5.625% due 10/31/97                        3,002,190
  2,000,000  U.S. Treasury Notes, 7.375% due 11/15/97                        2,026,860
  2,450,000  U.S. Treasury Notes, 5.375% due 11/30/97                        2,446,545
    750,000  U.S. Treasury Notes, 7.125% due 2/29/00                           771,398
  4,400,000  U.S. Treasury Notes, 6.250% due 8/31/00                         4,412,232
  2,000,000  U.S. Treasury Notes, 6.250% due 10/31/01                        1,998,100
  5,978,000  U.S. Treasury Notes, 6.375% due 8/15/02                         6,004,004
  2,000,000  U.S. Treasury Notes, 7.500% due 2/15/05                         2,127,400
  2,000,000  U.S. Treasury Notes, 6.875% due 5/15/06                         2,048,560
  3,000,000  U.S. Treasury Notes, 6.500% due 10/15/06                        2,997,450
  9,500,000  U.S. Treasury Bonds, 7.125% due 2/15/23                         9,756,310
 17,900,000  U.S. Treasury Bonds, 6.000% due 2/15/26                        15,992,218
--------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (Cost - $71,879,436)                                           71,964,932
======================================================================================
MORTGAGE-BACKED SECURITIES - 9.5%
     27,514  Federal Home Loan Mortgage Corp., 6.250% due 7/1/02                26,104
     71,602  Federal Home Loan Mortgage Corp., 8.500% due 12/1/02               74,332
    128,200  Federal National Mortgage Association, 5.500% due 3/1/99          120,908
  4,989,029  Federal National Mortgage Association, 6.000% due 11/1/03       4,868,943
  3,467,059  Federal National Mortgage Association, 7.500% due 10/1/09       3,522,290
  3,253,658  Federal National Mortgage Association, 8.000% due 3/1/10        3,355,337
  1,930,025  Federal National Mortgage Association, 6.000% due 2/1/11        1,860,062
    131,533  Federal National Mortgage Association, 8.000% due 7/1/24          134,534
  4,770,176  Federal National Mortgage Association, 7.500% due 5/1/25        4,785,059
  3,036,270  Government National Mortgage Association, 7.000% due 12/15/24   2,988,813
  4,894,722  Government National Mortgage Association, 7.500% due 2/15/26    4,909,994
  9,806,470  Government National Mortgage Association, 6.500% due 4/15/26    9,355,961
--------------------------------------------------------------------------------------
             TOTAL MORTGAGE-BACKED SECURITIES
             (Cost - $35,226,072)                                           36,002,337
======================================================================================
             SUB-TOTAL INVESTMENTS
             (Cost - $277,354,942)                                         341,835,703
======================================================================================

                       See Notes to Financial Statements.

Smith Barney Strategic Investors Fund

--------------------------------------------------------------------------------------------
Schedule of Investments (cont'd)                                            January 31, 1997
--------------------------------------------------------------------------------------------
  FACE
 AMOUNT                         SECURITY                                           VALUE
============================================================================================
REPURCHASE AGREEMENTS - 10.3%
$ 9,117,000  Chase Manhattan Corp., 5.498% due 2/3/97; Proceeds at maturity -
             $9,121,177; (Fully collateralized by U.S. Treasury Notes,
             6.375% due 3/31/01; Market value - $9,299,393)                     $  9,117,000
 30,000,000  CS First Boston Corp., 5.477% due 2/3/97; Proceeds at maturity -
             $30,013,693; (Fully collateralized by U.S. Treasury Notes,
             7.250% due 2/15/98; Market value - $30,613,979)                      30,000,000
--------------------------------------------------------------------------------------------
             TOTAL REPURCHASE AGREEMENTS
             (Cost - $39,117,000)                                                 39,117,000
============================================================================================
             TOTAL INVESTMENTS - 100%
             (Cost - $316,471,942*)                                             $380,952,703
============================================================================================

+  Non-income producing security.
++ Variable rate note - interest rate resets quarterly.
*  Aggregate cost for Federal income tax purposes is substantially the same.




                       See Notes to Financial Statements.


                                              1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             January 31, 1997
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost - $277,354,942)                      $341,835,703
   Repurchase agreements (Cost - $39,117,000)                         39,117,000
   Cash                                                                   35,147
   Interest receivable                                                 2,872,201
   Receivable for securities sold                                      1,637,528
   Dividends receivable                                                  134,775
   Receivable for Fund shares sold                                       124,961
--------------------------------------------------------------------------------
   Total Assets                                                      385,757,315
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for Fund shares purchased                                     643,959
   Investment advisory fees payable                                      180,618
   Administration fees payable                                            65,679
   Distribution fees payable                                              49,768
   Accrued expenses                                                        5,640
--------------------------------------------------------------------------------
   Total Liabilities                                                     945,664
--------------------------------------------------------------------------------
Total Net Assets                                                    $384,811,651
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                       $     19,843
   Paid-in capital in excess of par value                            309,533,478
   Undistributed net investment income                                 1,049,534
   Accumulated net realized gain from security transactions            9,728,035
   Net unrealized appreciation of investments                         64,480,761
--------------------------------------------------------------------------------
Total Net Assets                                                    $384,811,651
================================================================================
Shares Outstanding:
   Class A                                                             9,196,849
   Class B                                                            10,433,620
   Class C                                                               205,578
   Class Y                                                                 7,380
Net Asset Value:
   Class A (and redemption price)                                   $      19.36
   Class B*                                                         $      19.42
   Class C**                                                        $      19.46
   Class Y (and redemption price)                                   $      19.39
Class A Maximum Public Offering Price Per Share
   (net asset value plus 5.26% of net asset value per share)        $      20.38
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.




                       See Notes to Financial Statements.


Smith Barney Strategic Investors Fund

------------------------------------------------------------------------------------------------
Statement of Operations                                      For the Year Ended January 31, 1997
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest                                                                        $ 12,499,850
    Dividends                                                                          4,105,065
    Less: Foreign withholding tax                                                        (56,724)
-------------------------------------------------------------------------------------------------
    Total Investment Income                                                           16,548,191
-------------------------------------------------------------------------------------------------
EXPENSES:
    Distribution fees (Note 2)                                                         2,579,846
    Investment advisory fees (Note 2)                                                  2,146,284
    Administration fees (Note 2)                                                         780,467
    Shareholder and system servicing fees                                                575,502
    Shareholder communications                                                           214,461
    Registration fees                                                                     85,184
    Audit and legal                                                                       59,356
    Trustees' fees                                                                        24,639
    Custody                                                                               17,168
    Other                                                                                 55,507
-------------------------------------------------------------------------------------------------
    Total Expenses                                                                     6,538,414
-------------------------------------------------------------------------------------------------
Net Investment Income                                                                 10,009,777
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
    Realized Gain From Security Transactions
    (excluding short-term securities):
      Proceeds from sales                                                            263,018,094
      Cost of securities sold                                                        233,219,522
-------------------------------------------------------------------------------------------------
    Net Realized Gain                                                                 29,798,572
-------------------------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments:
      Beginning of year                                                               60,421,558
      End of year                                                                     64,480,761
-------------------------------------------------------------------------------------------------
    Increase in Net Unrealized Appreciation                                            4,059,203
-------------------------------------------------------------------------------------------------
Net Gain on Investments                                                               33,857,775
-------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                              $ 43,867,552
=================================================================================================

                       See Notes to Financial Statements.


                                              1997 Annual Report to Shareholders

------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                    For the Years Ended January 31,
------------------------------------------------------------------------------------------------------
                                                                            1997             1996
======================================================================================================
OPERATIONS:
    Net investment income                                                $ 10,009,777     $ 10,396,146
    Net realized gain                                                      29,798,572       15,912,267
    Increase in net unrealized appreciation                                 4,059,203       63,677,310
------------------------------------------------------------------------------------------------------
    Increase in Net Assets From Operations                                 43,867,552       89,985,723
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                 (10,549,573)     (10,078,312)
    Net realized gains                                                    (25,686,983)     (10,995,342)
------------------------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders                                       (36,236,556)     (21,073,654)
------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
    Net proceeds from sale of shares                                       31,606,383       31,431,185
    Net asset value of shares issued for reinvestment of dividends         34,034,031       19,789,136
    Cost of shares reacquired                                             (93,222,755)     (92,622,989)
------------------------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Fund Share Transactions                                             (27,582,341)     (41,402,668)
------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                         (19,951,345)      27,509,401
NET ASSETS:
    Beginning of year                                                     404,762,996      377,253,595
------------------------------------------------------------------------------------------------------
    End of year*                                                         $384,811,651     $404,762,996
======================================================================================================
* Includes undistributed net investment income of:                       $  1,049,534     $  1,589,330
======================================================================================================

                       See Notes to Financial Statements.


Smith Barney Strategic Investors Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

The Smith Barney Strategic Investors Fund ("Fund"), a separate investment fund of the Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and one other separate investment fund, the Smith Barney Growth and Income Fund. The financial statements and financial highlights for the other fund are presented in a separate annual report.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities and U.S. Government and Agency obligations are valued at the mean between the bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income is recorded on the accrual basis including the amortization of premium and the accretion of discount, where applicable; (f) gains and losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against the U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.  INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER
    TRANSACTIONS

Smith Barney Strategy Advisors Inc. ("SBSA"), a subsidiary of Smith Barney Mutual Funds Management Inc. ("SBMFM"), which, in turn, is a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBSA an investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.



                                              1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

SBMFM acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Trust shares and primary broker for its portfolio agency transactions. For the year ended January 31, 1997, SB received sales charges of $49,000 on sales of the Fund's Class A shares and brokerage commissions of $6,276.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended January 31, 1997, CDSCs paid to SB were:

                              Class B      Class C
==================================================
CDSCs                        $261,000       $2,000
==================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets for each class, respectively. For the year ended January 31, 1997, total Distribution Plan fees incurred were:


                              Class A       Class B       Class C
=================================================================
Distribution Plan Fees       $440,493      $2,100,943     $38,410
=================================================================

All officers and one Trustee of the Trust are employees of SB.


3.  INVESTMENTS

During the year ended January 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

============================================
Purchases                       $221,969,361
Sales                            263,018,094
============================================

At January 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

=============================================
Gross unrealized appreciation   $65,931,502 *
Gross unrealized depreciation    (1,450,741)*
---------------------------------------------
Net unrealized appreciation     $64,480,761 *
=============================================
*Substantially the same for Federal income tax purposes.


4.  REPURCHASE AGREEMENTS

The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


5.  SHARES OF BENEFICIAL INTEREST

At January 31, 1997, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Smith Barney Strategic Investors Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At January 31, 1997, total paid-in capital amounted to the following for each class:

                                Class A     Class B       Class C     Class Y
=============================================================================
Total Paid-in Capital       $149,837,324  $155,952,666   $3,622,768  $140,563
=============================================================================

Transactions in shares of each class were as follows:

                                        Year Ended                       Year Ended
                                     January 31, 1997*                January 31, 1996
                                 --------------------------   --------------------------------
                                   Shares        Amount           Shares             Amount
==============================================================================================
Class A
Shares sold                         765,757   $ 14,636,058         541,718       $  9,924,073
Shares issued on reinvestment       853,742     16,284,236         502,417          8,979,258
Shares redeemed                  (1,633,537)   (31,295,560)     (1,845,569)       (32,325,484)
----------------------------------------------------------------------------------------------
Net Decrease                        (14,038)  $   (375,266)       (801,434)      $(13,422,153)
==============================================================================================
Class B
Shares sold                         794,793   $ 15,242,197       1,095,309       $ 19,529,792
Shares issued on reinvestment       908,864     17,375,708         588,732         10,665,928
Shares redeemed                  (3,153,244)   (60,500,586)     (3,328,074)       (59,194,543)
----------------------------------------------------------------------------------------------
Net Decrease                     (1,449,587)  $(27,882,681)     (1,644,033)      $(28,998,823)
==============================================================================================
Class C
Shares sold                          78,020   $  1,597,496         111,657       $  1,977,320
Shares issued on reinvestment        24,149        364,156           7,158            143,950
Shares redeemed                     (74,564)    (1,426,609)        (64,317)        (1,102,962)
----------------------------------------------------------------------------------------------
Net Increase                         27,605   $    535,043          54,498       $  1,018,308
==============================================================================================
Class Y
Shares sold                           6,860   $    130,632               -                  -
Shares issued on reinvestment           520          9,931               -                  -
Shares redeemed                           -              -               -                  -
----------------------------------------------------------------------------------------------
Net Increase                          7,380   $    140,563               -                  -
==============================================================================================

* For Class Y shares, transactions are for the period from March 28, 1996 (inception date) to January 31, 1997.


6.  SUBSEQUENT EVENT

On February 14, 1997, the Fund's shareholders approved a change of certain investment policies. The investment objective of the Fund remains high total return consisting of current income and capital appreciation. The Fund's shareholders approved changes to certain investment policies of the Fund whereby the Fund would seek to achieve its objectives by investing in equity and fixed income securities of issuers who demonstrate a positive awareness of their impact on the society within which they operate. In addition to instituting this social awareness overlay to the investment process, the Fund would no longer modify the percentage of its assets invested in various types of securities in response to determinations made by Smith Barney's Investment Policy Group, but would instead maintain, under normal conditions, between 65% and 85% of its assets invested in equity securities and 15% and 35% invested in fixed income securities.

These changes became effective on February 24, 1997. In addition, the Fund changed its name from "Smith Barney Strategic Investors Fund" to "Concert Social Awareness Fund" to reflect these changes in its investment policies.

                                              1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                                 1997       1996       1995      1994(1)    1993(2)
=================================================================================================
Net Asset Value, Beginning of Year           $  19.00   $  15.91   $  17.72   $16.85     $ 16.80
Income (Loss) From Operations:
  Net investment income                          0.57       0.61       0.57     0.52        0.13
  Net realized and unrealized gain (loss)        1.71       3.52      (1.25)    2.37        0.88
Total Income (Loss) From Operations              2.28       4.13      (0.68)    2.89        1.01
Less Distributions From:
  Net investment income                         (0.60)     (0.52)     (0.47)   (0.56)      (0.11)
  Net realized gains                            (1.32)     (0.52)     (0.66)   (1.46)      (0.85)
Total Distributions                             (1.92)     (1.04)     (1.13)   (2.02)      (0.96)
Net Asset Value, End of Year                 $  19.36   $  19.00   $  15.91   $17.72     $ 16.85
Total Return                                    12.41%     26.47%     (3.82)%  17.80%       6.12%++
Net Assets, End of Year (000s)               $178,072   $175,007   $159,247   $6,216     $   693
Ratios to Average Net Assets:
  Expenses                                       1.28%      1.21%      1.33%    1.25%       1.25%+
  Net investment income                          2.98       3.10       2.89     2.85        3.61+
Portfolio Turnover Rate                            68%        81%       103%     131%         93%
Average commissions per share paid
  on equity transactions(3)                  $   0.06   $   0.06          -        -          -
=================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since use of the undistributed method did not accord with results of operations.
(2)  For the period from November 6, 1992 (inception date) to January 31, 1993.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

Smith Barney Strategic Investors Fund

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                                 1997       1996       1995       1994(1)      1993
===================================================================================================
Net Asset Value, Beginning of Year           $  19.05   $  15.97   $  17.79   $  16.84     $  17.26
Income (Loss) From Operations:
  Net investment income                          0.43       0.49       0.39       0.38         0.51
  Net realized and unrealized gain (loss)        1.71       3.53      (1.20)      2.37         1.06
Total Income (Loss) From Operations              2.14       4.02      (0.81)      2.75         1.57
Less Distributions From:
  Net investment income                         (0.45)     (0.42)     (0.35)     (0.34)       (0.50)
  Net realized gains                            (1.32)     (0.52)     (0.66)     (1.46)       (1.49)
Total Distributions                             (1.77)     (0.94)     (1.01)     (1.80)       (1.99)
Net Asset Value, End of Year                 $  19.42   $  19.05   $  15.97   $  17.79     $  16.84
Total Return                                    11.60%     25.58%     (4.54)%    16.88%        9.68%
Net Assets, End of Year (000s)               $202,597   $226,360   $216,035   $334,408     $287,983
Ratios to Average Net Assets:
  Expenses                                       2.03%      1.94%      2.00%      1.98%        2.02%
  Net investment income                          2.23       2.37       2.21       2.11         2.84
Portfolio Turnover Rate                            68%        81%       103%       131%          93%
Average commissions per share paid
  on equity transactions(2)                  $   0.06   $   0.06          -          -            -
====================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since use of the undistributed method did not accord with results of operations.
(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.



                                              1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares                                1997     1996     1995(1)    1994(2)(3)
=====================================================================================
Net Asset Value, Beginning of Year           $19.08   $15.97   $ 17.79     $ 17.54
Income (Loss) From Operations:
  Net investment income                        0.44     0.45      0.38        0.32
  Net realized and unrealized gain (loss)      1.71     3.60     (1.19)       1.67
Total Income (Loss) From Operations            2.15     4.05     (0.81)       1.99
Less Distributions From:
  Net investment income                       (0.45)   (0.42)    (0.35)      (0.28)
  Net realized gains                          (1.32)   (0.52)    (0.66)      (1.46)
Total Distributions                           (1.77)   (0.94)    (1.01)      (1.74)
Net Asset Value, End of Year                 $19.46   $19.08   $ 15.97     $ 17.79
Total Return                                  11.65%   25.77%    (4.54)%     11.83%++
Net Assets, End of Year (000s)               $4,000   $3,396   $ 1,972     $   399
Ratios to Average Net Assets:
  Expenses                                     2.01%    1.94%     1.98%       1.93%+
  Net investment income                        2.25     2.31      2.24        2.16+
Portfolio Turnover Rate                          68%      81%      103%        131%
Average commissions per share paid
  on equity transactions(4)                  $ 0.06   $ 0.06         -           -
===================================================================================

(1)  On November 7, 1994, the former Class D shares were renamed Class C shares.
(2) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since use of the undistributed method did not accord with results of operations.
(3)  For the period from May 5, 1993 (inception date) to January 31, 1994.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


Smith Barney Strategic Investors Fund

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class Y Shares                         1997(1)
==============================================
Net Asset Value, Beginning of Year    $19.00
Income From Operations:
  Net investment income                 0.51
  Net realized and unrealized gain      1.69
Total Income From Operations            2.20
Less Distributions From:
  Net investment income                (0.49)
  Net realized gains                   (1.32)
Total Distributions                    (1.81)
Net Asset Value, End of Year          $19.39
Total Return++                         11.94%
Net Assets, End of Year (000s)        $  143
Ratios to Average Net Assets+:
  Expenses                              0.90%
  Net investment income                 3.31
Portfolio Turnover Rate                   68%
Average commissions per share paid
  on equity transactions              $ 0.06
==============================================

(1)  For the period from March 28, 1996 (inception date) to January 31, 1997.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended January 31, 1997:

       * long-term capital gain distributions paid of $25,103,188.
       * 34.56% of the ordinary dividends paid as qualifying for the corporate dividends received deduction.

In addition, for those states that provide an exemption to taxable income, the Fund designates 26.66% of the ordinary dividends paid as derived from Federal Government obligations.

                                              1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE SMITH BARNEY EQUITY FUNDS:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Strategic Investors Fund of the Smith Barney Equity Funds as of January 31, 1997, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended January 31, 1995 were audited by other auditors whose report thereon, dated March 22, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997, by correspondence with the custodian. As to securities sold but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Strategic Investors Fund of the Smith Barney Equity Funds as of January 31, 1997, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP


New York, New York
March 14, 1997

Smith Barney Strategic Investors Fund

SMITH BARNEY
STRATEGIC INVESTORS FUND


TRUSTEES

Lee Abraham
Antoinette C. Bentley
Allan Bloostein
Richard E. Hanson,  Jr.
Heath B. McLendon, Chairman
Madelon Devoe Talley


OFFICERS

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer

Robert  J. Brady, CFA
Investment Officer

Ellen S. Cammer
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


INVESTMENT MANAGER
Smith Barney Strategy Advisors Inc.


ADMINISTRATOR
Smith Barney Mutual Funds Management Inc.


DISTRIBUTOR
Smith Barney Inc.


CUSTODIAN
PNC Bank, N.A.


SHAREHOLDER SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of Smith Barney Strategic Investors Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.



SMITH BARNEY
---------------------------------
A Member of TravelersGroup [LOGO]


SMITH BARNEY STRATEGIC INVESTORS FUND

Smith Barney Mutual Funds
388 Greenwich Street
New York, New York 10013


FD0912   3/97

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